Exhibit 99.2

Press Release	Investor Contact: Will Gabrielski Senior Vice President, Investor Relations 213.593.8208 William.Gabrielski@aecom.com	Media Contact: Brendan Ranson-Walsh Vice President, Global Communications & Corporate Responsibility 213.996.2367 Brendan.Ranson-Walsh@aecom.com

AECOM advances its transformation into a higher-returning and lower-risk Professional Services business with completed sale of its Management Services business

LOS ANGELES (February 3, 2020) — AECOM (NYSE:ACM), the world’s premier infrastructure firm, today announced that it has successfully closed the sale of its Management Services business to affiliates of American Securities LLC and Lindsay Goldberg LLC for a purchase price of $2.405 billion, subject to customary cash, debt and working capital adjustments. Included in the purchase price is contingent purchase price of approximately $150 million.

The completed sale, at a premium to AECOM’s valuation, accelerates AECOM’s value creation strategy and advances its ongoing transformation and focus on its higher-returning and lower-risk Professional Services business.

“We are pleased to complete this value-enhancing transaction, which further hones our focus on our Professional Services business and we expect will enable us to accelerate debt reduction and share repurchases,” said Michael S. Burke, AECOM’s chairman and chief executive officer. “On behalf of our company, I thank the Management Services business and its talented employees for their tremendous contributions, and I am confident in their ongoing success under the stewardship of Lindsay Goldberg and American Securities.”

About AECOM

AECOM (NYSE:ACM) is the world’s premier infrastructure firm, delivering professional services across the project lifecycle – from planning, design and engineering to consulting and construction management. We partner with our clients in the public and private sectors to solve their most complex challenges and build legacies for generations to come. On projects spanning transportation, buildings, water, governments, energy and the environment, our teams are driven by a common purpose to deliver a better world. AECOM is a Fortune 500 firm with revenue of approximately $20.2 billion during fiscal year 2019. See how we deliver what others can only imagine at aecom.com and @AECOM.

Forward-Looking Statements

All statements in this communication other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including any statements of the plans, strategies and objectives for future operations, profitability, strategic value creation, risk profile and investment strategies, any statements regarding future economic conditions or performance, the expected financial and operational results of AECOM, and expectations regarding AECOM’s business or organization following the Management Services transaction. Although we believe that the expectations reflected in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements.

Important factors that could cause our actual results, performance and achievements, or industry results to differ materially from estimates or projections contained in our forward-looking statements include, but are not limited to, the following: our business is cyclical and vulnerable to economic downturns and client spending reductions; losses under fixed-price contracts; limited control over operations run through our joint venture entities; liability for misconduct by our employees or consultants; failure to comply with laws or regulations applicable to our business; maintaining adequate surety and financial capacity; high leverage and potential inability to service our debt and guarantees; exposure to Brexit; exposure to political and economic risks in different countries; currency exchange rate fluctuations; retaining and recruiting key technical and management personnel; legal claims; inadequate insurance coverage; environmental law compliance and adequate nuclear indemnification; unexpected adjustments and cancellations related to our backlog; partners and third parties who may fail to satisfy their legal obligations; AECOM Capital real estate development projects; managing pension cost; cybersecurity issues, IT outages and data privacy; risks associated with the benefits and costs of the Management Services transaction, including the risk that the expected benefits of the Management Services transaction or any contingent purchase price will not be realized within the expected time frame, in full or at all, or that any purchase price adjustments could be unfavorable or result in lower aggregate cash proceeds; the risk that costs of restructuring transactions and other costs incurred in connection with the Management Services transaction will exceed our estimates or otherwise adversely affect our business or operations; as well as other additional risks and factors that could cause actual results to differ materially from our forward-looking statements set forth in our reports filed with the Securities and Exchange Commission. Any forward-looking statements are made as of the date hereof. We do not intend, and undertake no obligation, to update any forward-looking statement.

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